SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



        Date of Report (Date of earliest event reported): October 5, 2000


                      SAFETY COMPONENTS INTERNATIONAL, INC.
             (Exact name of registrant as specified in its charter)

======================================== ===================================== =====================================
               Delaware                                0-23938                              33-0596831
               --------                                -------                              ----------
---------------------------------------- ------------------------------------- -------------------------------------
    (State or other jurisdiction of            (Commission File Number)         (IRS Employer Identification No.)
            incorporation)
======================================== ===================================== =====================================


     Corporate Center, 40 Emery Street, Greenville, SC          29605
          (Address of principal executive offices)            (Zip Code)


       Registrant's telephone number, including area code: (864) 240-2600








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Item 4  Changes in Registrant's Certifying Accountant.

     On October 5, 2000, Safety Components International, Inc. (the "Registrant") engaged Deloitte & Touche, LLP ("Deloitte") as its independent accountants to audit its consolidated financial statements commencing with its current fiscal year and to prepare the corporate tax returns as required by law. Deloitte's engagement will be effective as of the date of the Registrant's emergence from Chapter 11, which is expected to occur on October 11, 2000 (the "Effective Time"). On October 5, 2000, the Registrant notified Arthur Andersen LLP ("Arthur Andersen"), its present independent accountants, that Arthur Andersen was discharged as the Registrant's independent accountants, effective as of the Effective Time.

     Each of the above actions were recommended by the Audit Committee and approved by the Board of Directors of the Registrant.

     There have been no disagreements between the Registrant and Arthur Andersen on any matter of accounting principles or practices or financial statement disclosure during the two fiscal years ended March 25, 2000 and March 27, 1999 and during the subsequent interim period through the date of discharge.

     The independent accountant's report on the financial statements of the Registrant for the fiscal year ended March 25, 2000 did contain a "going concern" opinion; the financial statements of the Registrant for the fiscal year ended March 27, 1999, as restated, were not qualified in any way. Such financial statements were not qualified as to uncertainty, audit scope or accounting principles.

     Further, during the two fiscal years ended March 25, 2000 and March 27, 1999 and the unaudited interim period through the date of the notification, neither the Registrant nor any of its representatives sought the advice of Deloitte regarding the application of accounting principles to a specific completed or contemplated transaction or the type of audit opinion that might be rendered on the financial statements of the Registrant.

     Arthur Andersen has been provided with a copy of the disclosures contained in this Current Report, with a request that they furnish to the Registrant a copy of a letter addressed to the SEC whether it agrees with the statements made by the Registrant in response to Item 304(a) of Regulation S-K, and if not, stating any comments in which it does not agree. A letter from Arthur Andersen to the SEC stating that it agrees with the statements in this Current Report is attached as Exhibit 99.1 to this Current Report and is incorporated herein by reference.

Item 7. Financial Statements and Exhibits.

(c) Exhibits.

99.1     Letter from Arthur Andersen LLP dated October 12, 2000.



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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




                                           SAFETY COMPONENTS INTERNATIONAL, INC,
                                           (Registrant)


Dated: October 12, 2000                    By: /s/ Brian Menezes
                                              -----------------------------
                                              Brian Menezes
                                              Chief Financial Officer




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                                INDEX TO EXHIBITS


Exhibit No.       Description


99.1              Letter from Arthur Andersen LLP dated October 12, 2000.